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                             FPA CAPITAL FUND, INC.
       SUPPLEMENT DATED MARCH 7, 2003 TO PROSPECTUS DATED AUGUST 1, 2002

THE SECTION "PURCHASES SUBJECT TO A 2% DEFERRED SALES CHARGE" IS SUPPLEMENTED AS FOLLOWS:

Shares may be purchased at net asset value by accounts opened for investors by dealers in an amount not exceeding the proceeds received within the prior 30 days from a redemption of shares of another mutual fund which was purchased with a sales charge. Certification by the dealer of the qualifying redemption is required.

THE FIRST PARAGRAPH UNDER "EXCHANGE OF SHARES AND SHAREHOLDER SERVICES" IS REVISED AS FOLLOWS:

EXCHANGING YOUR SHARES FOR SHARES OF OTHER FPA FUNDS. Shares of each FPA Fund may be exchanged for shares of any other FPA Fund, namely FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. There is no sales charge except on purchases of an FPA Fund by exchange from FPA Crescent Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. There is a $5.00 exchange fee.


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